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                                                                    EXHIBIT 23.4
                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated February 19, 1999 (except Note I for which the date is October 21, 1999) with respect to the financial statements of Remington Park, Inc., in the Registration Statement on Form S-1 of Magna Entertainment Corp. for the registration of shares of its Class A Subordinate Voting Stock.



February 14, 2000                              Hill, Barth & King LLC
Boardman, Ohio                                 Certified Public Accountants